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                                                                    EXHIBIT 10.4


                        INTERCREDITOR, SUBORDINATION AND
                               TURNOVER AGREEMENT


        THIS INTERCREDITOR, SUBORDINATION AND TURNOVER AGREEMENT (as may be amended, modified or restated from time to time, this "AGREEMENT"), dated as of the 17th day of June, 2005, is by and among WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender under the below-described Senior Credit Agreement (the "SENIOR LENDER"), and William G. Miller, in his capacity as agent for the Junior Lenders under the below-described Junior Credit Agreement (the "JUNIOR AGENT").


                                R E C I T A L S :


        A. MILLER INDUSTRIES, INC., a Tennessee corporation ("MILLER"), and the Senior Lender have entered into a certain Credit Agreement dated as of June 17, 2005 (as may be amended, modified or restated from time to time hereafter in accordance with the terms of this Agreement, the "SENIOR CREDIT AGREEMENT"), pursuant to which, among other things, the Senior Lender has agreed, subject to the terms and conditions set forth in such agreement, to make certain loans and financial accommodations to Miller (Miller, along with certain of its subsidiaries listed on the Acknowledgment and Agreement attached hereto, are referred to herein as the "Debtors").

        B. The Junior Agent, the lenders from time to time party thereto (the "JUNIOR LENDERS"; the Junior Agent and the Junior Lenders, collectively, the "JUNIOR CREDITORS"), and one or more of the Debtors have entered into a certain Amended and Restated Credit Agreement dated as of July 23, 2001 (as amended by (i) that certain Amendment No. 1 dated as of April 12, 2002, among Miller, Miller Industries Towing Equipment Inc., certain subsidiaries of Miller, Bank of America, N.A., Wachovia Bank, N.A., AmSouth Bank and SunTrust Bank, (ii) that certain letter agreement dated November 19, 2003, by Contrarian Funds, LLC, and Bank of America, N.A., (iii) that certain Amendment No. 3 dated as of January 14, 2004, among Miller, Miller Industries Towing Equipment Inc., certain subsidiaries of Miller, Contrarian Funds, LLC as agent and lender and Harbourside as a lender, (iv) that certain Amendment No. 4 dated as of November 5, 2004, among Miller, Miller Industries Towing Equipment Inc., certain subsidiaries of Miller and Harbourside as agent and sole lender, and (v) that certain Amendment No. 5 dated as of even date herewith, among Miller, certain Subsidiaries of Miller and Junior Agent, it its capacity as agent and sole lender, and as the same may from time to time be amended, supplemented, restated or modified from time to time provided that any such amendment, supplement, restatement or modification is permitted under this Agreement, the "JUNIOR CREDIT AGREEMENT"), pursuant to which, among other things, the Junior Lenders have agreed, subject to


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the terms and conditions set forth in such agreement, to make a term loan to one or more of the Debtors, which loan is to be guaranteed by Debtors and certain other Subsidiaries of Miller.

        C. The Debtors have granted security interests to the Senior Lender and the Junior Agent, in certain of the Debtors' real and personal property, whether now existing or hereafter arising, as more particularly described on SCHEDULE A hereto (collectively, the "COLLATERAL"), in order to secure the Debtors' respective obligations to the Senior Lender and the Junior Creditors.

        D. In connection with the foregoing, the parties hereto desire to enter into this Agreement, pursuant to which (a) the obligations of the Debtors to the Junior Creditors under the Junior Loan Documents are subordinated to the obligations of the Debtors to the Senior Lender under the Senior Loan Documents, and (b) all of the liens and security interests of the Junior Agent in the Collateral are subordinated to the liens and security interests of the Senior Lender therein.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. CERTAIN DEFINITIONS. In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used in this Agreement:

        "AGREEMENT" has the meaning set forth in the preamble to this Agreement.

        "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C. ss. 101 ET SEQ.), as amended from time to time, or any successor statute.

        "COLLATERAL" has the meaning set forth in the recitals to this Agreement.

        "CONTINUING SUBSIDIARY" has the meaning set forth in the Senior Credit Agreement.

        "DEBTORS" has the meaning set forth in the recitals to this Agreement.

        "ENFORCEMENT ACTION" means any action to enforce or attempt to enforce any right or remedy available to any Junior Creditor under the Junior Loan Documents, applicable law or otherwise, including any action to (a) accelerate the maturity of, or demand as immediately due and payable, all or any part of the Junior Liabilities, (b) exercise any right of set-off, (c) realize or foreclose upon, repossess, sell or otherwise dispose of, liquidate, or otherwise restrict or interfere with the use of, any Collateral, (d) commence, continue or participate in (other than as a defendant or co-defendant in defense of its own interests) any judicial, arbitral or other proceeding, or any other collection or enforcement action of any kind, against any Debtor or any assets of any Debtor (including any Insolvency or Liquidation Proceeding), in any case, seeking, directly or indirectly, to enforce any rights or remedies, or to enforce any of the obligations incurred by any Debtor, under or in connection with the Junior Liabilities or the Junior Loan Documents, or (e) commence or pursue any judicial, arbitral or other proceeding or legal action


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of any kind, seeking injunctive or other equitable relief to prohibit, limit or impair the commencement or pursuit by the Senior Lender of any of its rights or remedies under or in connection with the Senior Loan Documents or otherwise available to the Senior Lender under applicable law.

        "EVENT OF DEFAULT" means any event of default under and as defined in the Senior Loan Documents.

        "INSOLVENCY OR LIQUIDATION PROCEEDING" means (a) any insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, custodianship, liquidation, reorganization or other similar case or proceeding, relative to any Debtor or any Turnover Subsidiary, or to the assets of any Debtor or any Turnover Subsidiary, (b) any liquidation, dissolution, reorganization or winding up of any Debtor or any Turnover Subsidiary, whether voluntary or involuntary and whether or not involving solvency or bankruptcy, (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Debtor or any Turnover Subsidiary, or (d) any sale, transfer or other disposition of all or substantially all of the assets of any Debtor or any Turnover Subsidiary in connection with any of the foregoing.

        "JUNIOR AGENT" has the meaning set forth in the preamble to this Agreement.

        "JUNIOR CREDIT AGREEMENT" has the meaning set forth in the recitals to this Agreement.

        "JUNIOR CREDITOR DEFAULT NOTICE" has the meaning set forth in Section
6.2 of this Agreement.

        "JUNIOR CREDITORS" has the meaning set forth in the recitals to this Agreement.

        "JUNIOR LIABILITIES" means all Liabilities to any of the Junior Creditors from time to time outstanding pursuant to the Junior Loan Documents (including, without limitation, all principal, interest, fees, Liabilities relating to or arising out of any warrants or other any equity interests in any Debtor, Liabilities arising out of any guarantees, and all indemnities, costs, and expenses).

        "JUNIOR LOAN DOCUMENTS" means the Junior Credit Agreement and all agreements, documents and instruments related to the debt obligations thereunder and collateral security therefor and any put or similar rights granted in connection therewith, including but not limited to, the Junior Notes and any guarantees relating to the Junior Credit Agreement, as any of the foregoing may from time to time be amended, restated, supplemented or otherwise modified in compliance with the terms of this Agreement.

        "JUNIOR NOTES" means, collectively, each promissory note (including promissory notes issued after the date hereof with respect to the payment of interest in kind under the Junior


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Liabilities) issued to a Junior Creditor pursuant to the terms of the Junior
Credit Agreement and all notes issued in substitution or replacement thereof.

        "JUNIOR SECURITIES" means securities of any Debtor or any of its subsidiaries (including, without limitation, equity securities), in each case the payment or redemption of which is subordinate, at least to the extent provided in this Agreement with respect to the Junior Liabilities, to the payment of the Senior Liabilities and to the payment of all securities issued in exchange therefor to the Senior Lender, so long as all requirements of Section
9.10 of the Credit Agreement have been complied with.

        "LIABILITIES" means all indebtedness, obligations and liabilities of each Debtor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due.

        "LIEN" means any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title or encumbrance of any kind, whether created by agreement or by possession of property, or conferred by statute or applicable law.

        "MILLER" has the meaning set forth in the recitals to this Agreement.

        "NEW LENDER" has the meaning set forth in Section 17.1 of this Agreement.

        "PAYMENT BLOCKAGE NOTICE" has the meaning set forth in Section 4.2 of this Agreement.

        "PAYMENT BLOCKAGE PERIOD" has the meaning set forth in Section 4.2 of this Agreement.

        "PERMITTED PAYMENTS" means (a) regularly scheduled payments of interest and fees on the dates, in the amounts and at the interest rates (including any changes thereto by the application of interest rate adjustments as provided for in the Junior Loan Documents, but excluding any increase in the interest rate resulting from application of default rate interest under the Junior Loan Documents) set forth in the Junior Credit Agreement as in effect on the date hereof, and (b) prepayments of the principal outstanding amount of the Junior Liabilities to the extent permitted pursuant to Section 9.2(d) of the Senior Credit Agreement.

        "PLEDGE AGREEMENT" means the Pledge Agreement dated as of even date herewith pursuant to which the equity interests of certain of Miller's direct and indirect Subsidiaries are pledged to the Senior Lender.

        "SENIOR LENDER" has the meanings set forth in the preamble to this Agreement, together with its successors and assigns.

        "SENIOR CREDIT AGREEMENT" has the meaning set forth in the recitals to this Agreement.


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        "SENIOR LIABILITIES" means all Liabilities to the Senior Lender from time to time outstanding pursuant to or in connection with the Senior Loan Documents (including, without limitation, all principal, interest, fees, reimbursement obligations with respect to letters of credit, indemnities, costs and expenses) up to an aggregate amount not to exceed the sum of (a) up to $20,000,000 of revolving loans and letters of credit at any time outstanding pursuant to the Senior Credit Agreement; PLUS (b) up to $7,000,000 of term loans made pursuant to the Senior Credit Agreement; PLUS (c) all interest arising under or with respect to the Senior Loan Documents, including, in the event of an Insolvency or Liquidation Proceeding, any and all post-petition interest and costs from and after the date of filing of a petition by or against any Debtor or its bankruptcy estate, whether or not such amounts are allowed as a claim against any Debtor in any Insolvency or Liquidation Proceeding; PLUS (d) all Liabilities arising under or out of any other product or service offered by Senior Lender to Miller; PLUS (e) all reasonable costs and expenses incurred by the Senior Lender in connection with its enforcement of any rights or remedies under the Senior Loan Documents and under this Agreement, the collection of any of the Senior Liabilities, or the protection of, or realization upon, any collateral therefor after the occurrence and during the continuance of an Event of Default under the Senior Loan Documents, including, by way of example, reasonable attorneys' fees, court costs, appraisal and consulting fees, auctioneers' fees, rent, storage, insurance premiums and like items, and whether or not such amounts are allowed as a claim against any Debtor in any Insolvency or Liquidation Proceeding; PLUS (f) all fees, charges, and indemnities owing by any Debtor to the Senior Lender under or in connection with the Senior Loan Documents.

        "SENIOR LIABILITY REPAYMENT" means the circumstance in which (a) the Senior Liabilities have been indefeasibly paid in full in cash, (b) all letters of credit provided by the Senior Lender have been released, terminated or cash-collateralized as provided in the Senior Credit Agreement, and (c) all commitments under the Senior Loan Documents have been terminated.

        "SENIOR LOAN DOCUMENTS" means the Senior Credit Agreement and all agreements, documents and instruments related thereto, as any of the foregoing may from time to time be amended, restated, supplemented or otherwise modified in compliance with the terms of this Agreement.

        "SENIOR NON-PAYMENT DEFAULT" means an Event of Default that does not constitute a Senior Payment Default.

        "SENIOR PAYMENT DEFAULT" means an Event of Default that arises out of the failure to make any payment when due under any of the Senior Loan Documents.

        "TURNOVER SUBSIDIARY" shall mean any Continuing Subsidiary that is a party to any Junior Loan Documents, but that is not a party to any Senior Loan Documents.

        2.      SUBORDINATION.


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                2.1     SUBORDINATION OF DEBT. To the extent and in the manner
hereinafter set forth in this Agreement, the Junior Liabilities are hereby expressly made subordinate, junior and subject in right of payment to the full and final payment of the Senior Liabilities in cash. The Junior Agent agrees that the Junior Notes and any other instrument or document evidencing the Junior Liabilities, will at all times bear the following legend:

                THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY HAVE BEEN SUBORDINATED TO CERTAIN OBLIGATIONS OF THE MAKER PURSUANT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT BETWEEN WILLIAM G. MILLER, AS JUNIOR AGENT, AND WACHOVIA BANK, NATIONAL ASSOCIATION, AS SENIOR LENDER, AS AMENDED FROM TIME TO TIME.

                2.2 SUBORDINATION OF LIENS. To the extent and in the manner hereinafter set forth in this Agreement, each Junior Creditor hereby subordinates and makes junior any and all of its now existing or hereafter acquired Liens on any and all Collateral, including, without limitation, all Liens granted by any Debtor to the Junior Agent in the Junior Loan Documents, to the Liens of the Senior Lender, whether now existing or hereafter acquired, in, to or on the Collateral. Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or other Lien or the time or order of filing or recording of any financing statements, fixture filings, security instruments, certificate of title applications or other documents, or any statutes, rules or law, or court decisions to the contrary. The Lien subordination provisions in this Agreement are for the benefit of and shall be enforceable directly by the Senior Lender, and the Senior Lender shall be deemed to have acquired the Senior Liabilities, whether now existing or hereafter arising, in reliance upon this Agreement.

                2.3     DISPOSITION OF COLLATERAL.

                (a) Each Junior Creditor hereby agrees that the Debtors may sell or dispose of any or all of their assets without any consent of any Junior Creditor, which sale or disposition shall be free and clear of all Liens of the Junior Creditors (to the same extent the transferee would take free of the Lien thereon in favor of the Senior Lender), the proceeds of which shall be applied to the outstanding Senior Liabilities, provided that the Junior Creditors retain any rights they may have as a junior secured creditor with respect to the surplus (if any) over the amount necessary to pay the Senior Liabilities in full in cash arising from any such sale or disposition. Upon any such sale or disposition of any of the Collateral, any and all Liens of the Junior Creditors in such Collateral shall be deemed to be released free of the Lien of any Junior Creditor (to the same extent the transferee would take free of the Lien thereon in favor of the Senior Lender) without further action on the part of the Junior Creditors or the Senior Lender, and the Junior Creditors agree (a) if requested, to execute and promptly deliver to the Senior Lender any and all financing statements, quitclaim deeds, releases and other documents with respect to such releases which the Senior Lender deems necessary in its reasonable discretion,


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        and (b) that the Senior Lender is hereby irrevocably authorized to execute and deliver on behalf of the Junior Agent all such title applications, releases and other documents as the Senior Lender deems necessary in its reasonable discretion to evidence such release.

                (b) Each Junior Creditor hereby further agrees that, until the Senior Liability Repayment, the Senior Lender may, in the enforcement of its rights under the Senior Loan Documents after an Event of Default, dispose of (free of the Lien of any Junior Creditor to the same extent as the transferee would take free of the Lien thereon in favor of the Senior Lender), and exercise or refrain from exercising any rights with respect to, any or all of the Collateral, provided that any such disposition is made in a commercially reasonable manner and that the Junior Creditors retain any rights they may have as a junior secured creditor with respect to the surplus (if any) over the amount necessary to pay the Senior Liabilities in full in cash arising from any such disposition or enforcement. Upon any disposition of any of the Collateral as provided in this Section by the Senior Lender, any and all Liens of the Junior Creditors in such Collateral shall be deemed to be released free of the Lien of any Junior Creditor to the same extent as the transferee would take free of the Lien thereon in favor of the Senior Lender without further action on the part of the Junior Creditors or the Senior Lender, and the Junior Creditors agree (a) if requested, to execute and promptly deliver to the Senior Lender any and all financing statements, quitclaim deeds, releases and other documents with respect to such releases which the Senior Lender deems necessary in its reasonable discretion, and (b) that the Senior Lender is hereby irrevocably authorized to execute and deliver on behalf of the Junior Agent all such title applications, releases and other documents as the Senior Lender deems necessary in its reasonable discretion to evidence such release. Each Junior Creditor agrees that any funds of any Debtor which it obtains through the exercise of any right of setoff or other similar right (other than for routine account activity charges) constitute Collateral, and such Junior Creditor shall promptly pay such funds to the Senior Lender to be applied to the outstanding Senior Liabilities.

                2.4     INTERCREDITOR ARRANGEMENTS IN BANKRUPTCY.

                (a) This Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to any Debtor shall be deemed to apply to such Debtor as debtor in possession and to any trustee in bankruptcy for the estate of such Debtor.

                (b)     Except as otherwise specifically permitted in this
        Section 2.4, until the Senior Liability Repayment, no Junior Creditor shall assert any claim, motion, objection, or argument in respect of any Collateral in connection with any Insolvency or Liquidation Proceeding which could be asserted or raised in connection with such Insolvency or Liquidation Proceeding by such Junior Creditor as a secured creditor of any Debtor, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral.


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                (c)     Without limiting the generality of the foregoing, until
        the Senior Liability Repayment shall have occurred, each Junior Creditor agrees that if an Insolvency or Liquidation Proceeding occurs, (i) the Senior Lender may consent or object to the use of cash collateral on such terms and conditions and in such amounts as the Senior Lender, in its sole discretion, may decide, without seeking or obtaining the consent of any Junior Creditor as holder of an interest in the Collateral; (ii) such Junior Creditor shall not oppose any Debtor's use of cash collateral to which the Senior Lender consents on the basis that any Junior Creditor's interest in the Collateral is impaired by such use or inadequately protected by such use to the extent such use has been approved by the Senior Lender; (iii) the Senior Lender may provide financing to any Debtor pursuant to Section 364 of the Bankruptcy Code or other applicable law (such financing, the "POST-PETITION FINANCING") on such terms and conditions and in such amounts as the Senior Lender, in its sole discretion, may decide, without seeking or obtaining the consent of any Junior Creditor as holder of an interest in the Collateral; and (iv) such Junior Creditor shall not oppose any such financing on the basis that any Junior Creditor's interest in the Collateral is impaired by such financing or inadequately protected by such financing to the extent such financing has been approved by the Senior Lender.

                (d) Each Junior Creditor and the Senior Lender agrees that it will not initiate, prosecute, encourage, or assist with any other person or entity to initiate or prosecute any claim, action or other proceeding (i) challenging the validity or enforceability of this Agreement, (ii) challenging the validity, enforceability or seniority of the Senior Lender's claims or any Junior Creditor's claim, (iii) challenging the perfection, enforceability or seniority of any Liens of the Senior Lender or the Junior Agent or any other Junior Creditor, or
        (iv) asserting any claims, if any, which any Debtor may hold with respect to the Senior Lender, the Junior Agent, Junior Creditor, or the Senior Liabilities or Junior Liabilities.

                (e) To the extent that the Senior Lender receives payments or transfers on the Senior Liabilities or proceeds of the Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Liabilities, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

                (f) Notwithstanding any other provision of this Section 2.4, each Junior Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of such Junior Creditor, including, without limitation, any claims secured by the Collateral, if any.


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        3.      INSOLVENCY AND LIQUIDATION PROCEEDING. In the event of any
Insolvency or Liquidation Proceeding, as between the Senior Lender and the Junior Creditors, the following shall apply:

                3.1 Upon any payment or distribution of assets or securities of any kind or character, whether in cash, securities or other property, of any Debtor or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, the Senior Liabilities shall first be paid irrevocably in full in cash before any Junior Creditor shall be entitled to receive any payment or distribution of any cash, securities or other property other than Junior Securities on account of the Junior Liabilities.

                3.2 The Senior Lender shall be entitled to receive from the Debtors and any other person making any distribution in accordance with Section
3.1 any payment or distribution of any kind or character, whether in cash, securities or other property other than Junior Securities which may be payable or deliverable in respect of the Junior Liabilities in any such Insolvency or Liquidation Proceeding for application to the payment of the Senior Liabilities (to the extent necessary to pay such Senior Liabilities after giving effect to any concurrent payment to the holders of such Senior Liabilities). To facilitate the foregoing, each Junior Creditor irrevocably authorizes, empowers and directs any Debtor, debtor in possession, receiver, liquidator, custodian, conservator, trustee or other person having authority to pay or otherwise deliver all such payments or distributions to the Senior Lender as required by this Section 3.2, and each Junior Creditor also irrevocably authorizes and empowers the Senior Lender, in the name of such Junior Creditor and at the Senior Lender's sole cost and expense, to demand, sue for, collect, receive and receipt for any and all such payments and distributions to effect payment or other delivery thereof by such person required by this Section 3.2 directly to the Senior Lender.

                3.3 In the event that, notwithstanding the foregoing provisions of Section 3.2, any Junior Creditor receives any payment from or distribution of assets or securities of any Debtor or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Junior Liabilities, whether in cash, securities or other property other than Junior Securities, before the Senior Liability Repayment shall have occurred, then, and in such event, such payment or distribution shall be received and held in trust by such Junior Creditor for the benefit of the Senior Lender, and shall be promptly paid over or delivered by such Junior Creditor to the Senior Lender to the extent necessary to pay the Senior Liabilities in full after giving effect to any concurrent payment to the holders of the Senior Liabilities.

                3.4     (a)     Each Junior Creditor hereby authorizes and
        employs the Senior Lender in any Insolvency or Liquidation Proceeding to file a proof of claim on behalf of such Junior Creditor with respect to the Junior Liabilities if such Junior Creditor (or the Junior Agent) fails to file such proof of claim prior to 15 days before the expiration of the time period during which such claims must be submitted. Each Junior Creditor agrees that the Senior Lender shall have no obligation whatsoever to file any such proof of claim and that the Senior Lender shall not be liable to any Junior Creditor for any loss or


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        liability suffered by any Junior Creditor as a result of (i) the Senior
        Lender's compliance with the terms of this Section 3.4(a), except to the extent directly caused by the gross negligence, willful misconduct or criminal acts of such Senior Lender as determined by a court of competent jurisdiction in a final non-appealable judgment, or (ii) any election of the Senior Lender in its sole discretion not to file a proof of claim on behalf of any Junior Creditor.

                        (b) Each Junior Creditor covenants and agrees to provide the Senior Lender with a copy of any proof of claim filed by such Junior Creditor in connection with any Insolvency or Liquidation Proceeding.

                        (c) In any Insolvency or Liquidation Proceeding, each Junior Creditor agrees that it shall not vote to accept or approve any plan of partial or complete liquidation, reorganization, arrangement, composition or extension (nor shall it provide any financing to any Debtor or its affiliates under any such plan) that would cause any Junior Creditor or affiliate thereof to receive any payment in respect of Junior Liabilities (other than current interest in connection with any debt owing to such Junior Creditor pursuant to a plan of reorganization, provided that the payment of such current interest is subordinated to the Senior Liabilities on substantially the terms set forth herein) prior to the Senior Liability Repayment.

                3.5 In addition to setting forth the relative priorities and rights of the Senior Lender and the Junior Creditors with respect to the Senior Loan Documents and the Junior Loan Documents, in the event, in any Insolvency or Liquidation Proceeding with respect to any Turnover Subsidiary, the Junior Agent and/or the Junior Lenders receives any payment or other consideration by reason of, or pursuant to, any guaranty or other claim against, or Lien upon any of the assets of, any Turnover Subsidiary held by the Junior Agent and/or the Junior Lenders, including, but not limited to, the proceeds of any sale or other disposition of the equity interests or assets of any Turnover Subsidiary, the Junior Agent and/or the Junior Lenders will hold such payment or other consideration in trust on behalf of the Senior Lender and shall immediately turnover and convey to the Senior Lender such payment or other consideration in the form received for application to the then outstanding Senior Liabilities. Further, the Junior Agent and the Junior Lenders shall not voluntarily release any such claim or Lien against any Turnover Subsidiary until the payment in full in cash of all Senior Liabilities or until payment in full of the Junior Liabilities.


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        4.      PAYMENTS OF JUNIOR LIABILITIES.

                4.1 Subject to the provisions of Section 4.2, no Junior Creditor will ask for, demand, sue for, take or receive from any Debtor, by setoff, counterclaim, recoupment or in any other manner, the whole or any part of any of the Junior Liabilities, unless and until the Senior Liability Repayment shall have occurred.

                4.2 Notwithstanding the provisions of Section 4.1, except as otherwise provided in this Section 4.2, the Debtors may pay, and the Junior Creditors may receive and retain, Permitted Payments, unless prior to any such Permitted Payment an Event of Default has occurred and is continuing and the Senior Lender has given to Miller and the Junior Agent written notice thereof identifying the Event of Default and invoking a payment blockage under this Agreement (such notice, a "PAYMENT BLOCKAGE NOTICE" and such period during which payments are blocked as described in Section 4.2(a) or (b) below, a "PAYMENT BLOCKAGE PERIOD"), in which case no direct or indirect payment or distribution of any kind or character shall be made by any Debtor or any other person on behalf of any Debtor (or received by any Junior Creditor) on account of the Junior Liabilities or any judgment related thereto, or on account of the purchase or redemption or other acquisition of the Junior Liabilities, unless and until:

                        (a) If such Event of Default is a Senior Payment Default, the earliest to occur of (i) the payment in full of all amounts due with respect to such Senior Payment Default, or (ii) the date such Senior Payment Default shall have been cured or waived in writing in accordance with the terms of the Senior Loan Documents; or

                        (b) If such Event of Default is a Senior Non-Payment Default, the earliest to occur of (i) the date such Senior Non-Payment Default shall have been cured or waived in writing in accordance with the terms of the Senior Loan Documents, or (ii) the date that is 180 days after the date on which the Senior Lender shall have given the related Payment Blockage Notice, or such longer period of 270 days as provided in Section 6.2(b).

Notwithstanding the foregoing, (w) except as set forth in clause (b) of the definition of "Permitted Payments", no prepayments of any of the Junior Liabilities (or redemptions or other payments with respect to any warrants or other equity interests associated with the Junior Liabilities) may be made by any Debtor, or received or retained by any Junior Creditor, until the Senior Liability Repayment, (x) no direct or indirect payment or distribution of any kind or character shall be made by any Debtor or any other person on behalf of any Debtor on account of the Junior Liabilities or any judgment related thereto, or on account of the purchase or redemption or other acquisition of the Junior Liabilities, if the Senior Lender shall have accelerated payment of any of the Senior Liabilities, unless such acceleration has been rescinded in writing, (y) the aggregate number of days in any consecutive 365 day period during which Payment Blockage Periods may be in effect solely as a result of Senior Non-Payment Defaults shall be 180 days, and (z) no Payment Blockage Period may be imposed by the Senior Lender as a result of (i) a Senior Non-Payment Default which served as the basis for a previous Payment

Blockage Period by the Senior Lender, or (ii) a Senior Non-Payment Default existing on the date that any Payment Blockage Notice was given (other than any such Senior Non-Payment Default which serves as the basis for such Payment Blockage Notice) and of which an officer of the Senior Lender had actual knowledge on the date such Payment Blockage Notice was given, unless in either such case such Senior Non-Payment Default reoccurs after having first been cured for at least 30 consecutive days in accordance with the applicable provisions of the Senior Loan Documents.

Immediately upon the expiration of any Payment Blockage Period as described in this Section 4.2, the Debtors may resume making (and the Junior Creditors may receive and retain) any and all Permitted Payments (including any Permitted Payments missed during such period).

                4.3 In the event that any Junior Creditor shall have received any payment or distribution at a time when such payment or distribution was prohibited by the provisions of either of Section 4.1 or Section 4.2 hereof, then, and in such event, such payment or distribution shall be deemed to have been paid to such Junior Creditor in trust for the benefit of the Senior Lender, and shall be promptly paid over to the Senior Lender (with proper endorsements or assignments, if necessary) to the extent necessary to pay the Senior Liabilities after giving effect to any concurrent payment to the Senior Lender from other sources. To the extent there are any excess amounts paid over to the Senior Lender after the Senior Liability Repayment, such excess amounts shall be promptly remitted to the Junior Agent to the extent necessary to pay in full the Junior Liabilities then due, which amounts shall constitute payments in respect of the Junior Liabilities and will so reduce the outstanding amount of the Junior Liabilities; provided, that, to the extent of the amount of any such remittance received by it, each Junior Creditor hereby indemnifies and holds harmless the Senior Lender from any and all claims, liabilities, damages and expenses suffered by the Senior Lender in connection with the making of any such remittance to the Junior Agent, but only to the extent of such Junior Creditor's pro rata share of such remittance received by the Junior Agent.

                4.4 The provisions of this Section 4 shall not modify or limit in any way the application of Section 3 hereof.

                4.5 The Senior Lender agrees to give prompt written notice to the Debtors and the Junior Agent of any determination by the Senior Lender that an Event of Default that gave rise to a Payment Blockage Period instituted by the Senior Lender has been cured or waived, though the failure to give such notice promptly or otherwise shall not affect the subordination effected by the terms of this Agreement or otherwise result in any liability of the Senior Lender to any Debtor or any Junior Creditor.

        5. SUBROGATION. After the Senior Liability Repayment, the Junior Creditors shall be subrogated (without any representation by or recourse to the Senior Lender), to the extent of any payments or distributions (if any) made by the Junior Creditors to the Senior Lender, or otherwise applied to payment of such Senior Liabilities solely by reason of the provisions of this Agreement, to any rights of the Senior Lender to receive payments and distribution of cash, securities and other property applicable to the Senior Liabilities, if any, until the Junior Liabilities shall have been irrevocably paid in full in cash. In no event, however, shall any Junior Creditor have any rights or claims against the Senior Lender for any alleged impairment of any Junior Creditor's subrogation rights, each Junior Creditor acknowledging that, for purposes of this Section 5, any actions (or inactions) taken by the Senior Lender with respect to the Senior Liabilities or the collateral therefor are authorized and consented to by such Junior Creditor. For purposes of such subrogation, no payments or distributions to the Senior Lender of any cash, securities or other property to which any Junior Creditor would have been entitled, except for the provisions of this Agreement, and no payments pursuant to the provisions of this Agreement to the Senior Lender by any Junior Creditor, shall be deemed to be a payment or distribution by any Debtor to or on account of the Senior Liabilities, it being understood and agreed that the provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Lender on the one hand, and the Junior Creditors on the other hand.

        6.      STANDSTILL; RELATIVE RIGHTS.

                6.1 Except as otherwise expressly set forth in Section 6.2 or any other provision of this Agreement, nothing contained in this Agreement is intended to or shall: (a) impair the obligations of the Debtors, which are absolute and unconditional, to the Junior Creditors to pay the Junior Liabilities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights of the Junior Creditors and the creditors of the Debtors (other than the Senior Lender); or (c) prevent the Junior Creditors from exercising all remedies otherwise permitted by applicable law upon an Event of Default under the Junior Credit Agreement or otherwise, subject to: (i) the rights under this Agreement of the Senior Lender to receive payments or distributions otherwise payable or deliverable to, or received by, the Junior Creditors upon the exercise of any such collection remedy; (ii) the provisions of Section 3 of this Agreement; and (iii) the provisions of Section
6.2 of this Agreement.

                6.2 Notwithstanding anything to the contrary contained in the Junior Loan Documents, Section 6.1 of this Agreement or otherwise, no Junior
Creditor:

                        (a) will take any Enforcement Action described in clause (c) or (e) of the definition of "Enforcement Action", or otherwise relating to the Collateral, prior to the Senior Liability Repayment; or

                        (b) will take any other Enforcement Action prior to the earliest of: (i) the commencement of an Insolvency or Liquidation Proceeding; (ii) the date that is (A) 120 days after written notice is given by the Junior Agent to the Senior Lender of the occurrence and continuance of any event of default under the Junior Loan Documents, which notice shall specify the nature of such event of default and state such Junior Creditor's intent to commence such Enforcement Action (the "JUNIOR CREDITOR DEFAULT NOTICE"), or (B) in the event that, during such 120-day period referred to in clause (A), the Senior Lender gives the Junior Agent a written notice invoking a standstill, the date that is 180 days after the date the Junior Creditor Default Notice is given unless the event of default stated in such Junior Creditor Default Notice is the failure to pay the Junior Notes at maturity, in which case the date that is 270 days after the date the Junior Creditor Default Notice is given; provided that in the case of either of the foregoing clauses (A) or (B), if the Debtors or the Senior Lender shall cure such event of default prior to the taking of such Enforcement Action by any Junior Creditor, no Junior Creditor will take or continue any Enforcement Action with respect to such event of default after the date of such cure; or (iii) the Senior Liabilities having been accelerated or declared accelerated in their entirety in writing; provided, however, that until the Senior Liability Repayment, any payments, distributions or proceeds resulting from the exercise of any such Enforcement Action received by any Junior Creditor or other holders of the Junior Liabilities shall be subject to the terms of this Agreement and shall be paid or delivered to the Senior Lender as provided in this Agreement.

        7.      AMENDMENTS; CERTAIN WAIVERS AND CONSENTS

                7.1 The Senior Lender and the Debtors may modify, supplement or amend the terms of the Senior Loan Documents, or waive any of the provisions thereof, in any manner whatsoever, all without consent of the Junior Agent or any other Junior Creditor and without affecting the subordinations set forth in this Agreement or the liabilities and obligations of the Junior Creditors hereunder. Without limiting the generality of the foregoing, the Senior Lender and the Debtors may, without consent of the Junior Agent or any other Junior Creditor and without affecting the subordinations set forth in this Agreement or the liabilities and obligations of the Junior Creditors hereunder, increase or decrease the principal amount of the Senior Liabilities (subject to the definitions of "Senior Liabilities" set forth in Section 1 hereof). Notwithstanding any provision contained herein to the contrary, the Senior Lender agrees that it shall not, without the prior written consent of the Junior Agent, modify, supplement or amend the Senior Credit Agreement to specifically prohibit the payment of any amount of interest or the prepayment of any amount of principal to the Junior Creditors which payment would otherwise be permitted under the terms hereof or under the Junior Credit Agreement as in effect on the date hereof.

                7.2 The Junior Creditors and the Debtors may modify, supplement or amend the terms of the Junior Loan Documents, all without the consent of the Senior Lender, except that the Senior Lender's prior written consent shall be required for any modification, supplement or amendment that has the effect of (a) increasing the interest rate on the Junior Liabilities; (b) shortening the final maturity or average life to maturity of, or requiring any payment of interest to be made earlier than the date originally scheduled on the Junior Liabilities; (c) changing any event of default or adding any covenant with respect to the Junior Liabilities that is more onerous to any of the Debtors or that is otherwise adverse to the Senior Lender; or (d) changing, amending or altering any term thereof if such change, amendment or alteration would materially increase the obligations of any Debtor or confer additional material rights on the Junior Creditors in a manner adverse to the Senior Lender.

                7.3 The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Senior Lender arising hereunder shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to any of the Senior Loan Documents or any of the Junior Loan Documents effected in accordance with the terms of this Agreement; (b) the validity or enforceability of any of such documents; (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Liabilities or the Junior Liabilities or any of the instruments or documents referred to in clause (a) above; or (d) an assignment or sale of any participation by the Senior Lender of all or a portion of the Senior Liabilities and the Senior Loan Documents, provided that the Senior Lender complies with Section 17.12 hereof. In this connection, any assignee or participant of any Senior Liabilities and Senior Loan Documents shall be entitled to the full benefits and rights of the Senior Lender as set forth in this Agreement.

                7.4 The Junior Creditors hereby waive any defense based on the adequacy of a remedy at law or equity which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Lender. To the fullest extent permitted by applicable law, and except as expressly set forth herein, the Junior Creditors hereby further waive: (a) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Liabilities; (b) the right to require the Senior Lender to marshall any assets or Collateral, or to enforce any Lien the Senior Lender may now or hereafter have in any assets or Collateral securing the Senior Liabilities, or to pursue any claim the Senior Lender may have against any guarantor of the Senior Liabilities, as a condition to the Senior Lender's entitlement to receive any payment on account of the Senior Liabilities; (c) notice of the acceptance of this Agreement by the Senior Lender; and (d) notice of any loans or other credit made available to any Debtor, extensions of time granted, amendments to the Senior Loan Documents, or other action taken in reliance hereon. The Junior Creditors hereby consent and agree that the Senior Lender may, without in any manner impairing, releasing or otherwise affecting the subordination provided for in this Agreement or any of the Senior Lender's rights hereunder and without prior notice to or the consent of any Junior Creditor: (i) release, renew, extend, compromise or postpone the time of payment of any of the Senior Liabilities; (ii) substitute, exchange or release any or all of the Collateral or guaranties for the Senior Liabilities or decline or neglect to perfect the Senior Lender's Lien upon any of the Collateral for the Senior Liabilities; and (iii) add or release any person or entity primarily or secondarily liable for any of the Senior Liabilities.

        8. NO CONTEST OF LIENS, ETC. Each Junior Creditor and the Senior Lender agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Liens granted by the Debtors to the Senior Lender or the Junior Agent and the Junior Creditors in the Debtors' assets pursuant to the Senior Loan Documents and the Junior Loan Documents. Each Junior Creditor agrees that it will not, until the Senior Liability Repayment, take a Lien on any property of any Debtor, other than Liens in the Collateral, as in effect on the date of this Agreement, which Liens shall at all times be subordinate and junior to the Liens of the Senior Lender in the Collateral as herein provided.

        9. SALES AND TRANSFERS. Each Junior Creditor represents that it is the lawful owner of the Junior Liabilities evidenced by the Junior Note evidencing the Junior Liabilities owing to it and that it has not heretofore sold, assigned, disposed of or transferred any of the Junior Liabilities, and agrees that it shall not hereafter sell, assign, dispose of or otherwise transfer all or any portion of its Junior Liabilities without, upon the consummation of any such action, causing the transferee thereof to execute and deliver to the Senior Lender an agreement substantially identical to this Agreement that is acceptable to the Senior Lender in its sole discretion, providing for the continued subordination of the Junior Liabilities so sold, assigned, disposed of or transferred to the Senior Liabilities as provided herein and for the continued effectiveness of all of the rights of the Senior Lender arising under this Agreement in respect of the Junior Liabilities so sold, assigned, disposed of or transferred. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Junior Liabilities, and the terms of this Agreement shall be binding upon the successors and assigns of the Junior Creditors.

        10. CONFLICT. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Junior Loan Documents, the provisions of this Agreement shall control and govern.

        11. WAIVER AND AMENDMENT. No waiver of any provision of this Agreement shall be deemed to be made by the Senior Lender or the Junior Agent of any of their rights hereunder unless the same shall be in writing signed by each of the Senior Lender and the Junior Agent. Each waiver, if any, by the Senior Lender or the Junior Agent shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Senior Lender or the Junior Agent, as the case may be, in any other respect at any other time. No provision of this Agreement may be modified or amended in any respect unless the same shall have been approved and consented to in writing by each of the Senior Lender and the Junior Agent.

        12. NOTICES. Any notices or other communications required or permitted to be given hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or sent by commercial overnight courier service, or sent by telecopy, to the following addresses (or such other addresses as shall be given by a notice delivered hereunder), and shall be deemed to have been given on the day of delivery if delivered personally or sent via overnight courier, on the day received if mailed, or on the date of transmission if transmitted by facsimile on a business day, otherwise on the next business day:

If to the Junior Agent:

                        William G. Miller
                        c/o Miller Industries, Inc.
                        8503 Hilltop Drive
                        Suite 100
                        Ooltewah, Tennessee 37363
                        Fax No.: 678-762-9868

                With a copy to:

                        Miller Industries, Inc.
                        8503 Hilltop Drive
                        Suite 100
                        Ooltewah, Tennessee 37363
                        Attn: J. Vincent Mish, Chief Financial Officer
                        Telephone:      (800) 752-5336, ext. 246
                        Fax:            (423) 238-8417

If to the Senior Lender:

                        Wachovia Bank, National Association
                        171 17th Street, N.W., 100 Building
                        Atlanta, Georgia 30363
                        Attn: Donald Dalton
                        Telephone:      (404) 214-6288
                        Fax:            (404) 214-3861

Any party may change the address to which notices to it are sent by giving written notice pursuant to this Section to the other party hereto.

        13. REPRESENTATIONS AND WARRANTIES. Each party hereto represents and warrants to the other party hereto as follows: (a) such party has all requisite power and authority to execute, deliver and perform this Agreement without other or further action or approval of any kind; and (b) this Agreement constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms (except that enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally), and no consent or approval of any other party, and no consent, license, approval or authorization of any governmental authority, bureau or agency, is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement by such party.

        14.     [INTENTIONALLY DELETED.]

        15. INDEPENDENT CREDIT INVESTIGATIONS. Neither any Junior Creditor nor the Senior Lender, nor any of their respective directors, officers, agents or employees, shall be responsible to the others for any Debtor's solvency, financial condition or ability to repay any of the Senior Liabilities or the Junior Liabilities, or for statements of any Debtor, oral or written, or for the validity, sufficiency or enforceability of any of the Senior Loan Documents or any of the Junior Loan Documents or the value of any collateral. Each of the Junior Creditors and the Senior Lender has entered into its agreements with the Debtors based upon its own independent investigation, and makes no warranty or representation to the other, nor does it rely upon any representation of the other, with respect to matters identified or referred to in this paragraph.

        16. TERM OF AGREEMENT. This Agreement shall continue in full force and effect and shall be irrevocable by the Junior Creditors until the earliest to occur of the following: (a) the parties hereto in writing mutually agree to terminate this Agreement; or (b) the Senior Liability Repayment.

        17.     MISCELLANEOUS.

                17.1 Subject to Section 17.12 hereof, the Junior Creditors agree that they will agree to subordinate the Junior Liabilities then owed to them, and the Junior Creditors' Liens in the Collateral, to another lender or group of lenders that refinance in whole the Senior Liabilities then owing to the Senior Lender under the Senior Loan Documents (the "NEW LENDER") by entering into a subordination agreement with the New Lender, provided that (a) the aggregate amount of New Lender Liabilities (Liabilities to the New Lender) replacing the Senior Liabilities shall not exceed the Senior Liabilities, together with prepayment and closing fees and expenses not to exceed 5% in the aggregate of the replaced Liabilities, and (b) the terms and conditions of such new subordination agreement, taken as a whole, shall not be less favorable to the Junior Creditors in any material respect than the terms and conditions contained in this Agreement. Further, subject to Section 17.12 hereof, the Junior Creditors agree that they will agree to subordinate the Junior Liabilities then owed to them, and the Junior Creditors' Liens in the Collateral, to another lender to whom the Senior Lender assigns or sells a participation interest in all or a portion of the Senior Liabilities pursuant to
Section 11.5 of the Senior Credit Agreement, provided that the terms and conditions of such new subordination agreement, taken as a whole, shall not be less favorable to the Junior Creditors in any material respect than the terms and conditions contained in this Agreement.

                17.2 The Senior Lender covenants and agrees to deliver to the Junior Agent, and the Junior Agent covenants and agrees to deliver to the Senior Lender, notice of any default or Event of Default under the Senior Loan Documents or the Junior Loan Documents, as applicable, simultaneously with delivery thereof to the Debtors (or any of them); provided, however, the failure to deliver such notice shall not give rise to a claim or cause of action against Senior Lender or Junior Agent by reason of its failure to give such notice. The Senior Lender covenants and agrees to deliver to the Junior Agent, and the Junior Agent covenants and agrees to deliver to the Senior Lender, reasonable notice of any intended sale of Collateral under the Senior Loan Documents or the Junior Loan Documents, as applicable; provided, however, the failure to deliver such notice shall not give rise to a claim or cause of action against Senior Lender, Junior Agent by reason of its failure to give such notice.

                17.3 Senior Lender hereby agrees, on a best efforts basis and without assuming any liabilities to the Junior Creditors in connection herewith, to hold that portion of the Collateral in which security interests may be perfected by possession or endorsement, that at any time is in its possession, as the bailee of Junior Creditors under the Junior Loan Documents for the purpose of perfecting the subordinated security interest of Junior Creditors in any Collateral in which security interests may be perfected by possession or endorsement, subject to the terms of this Agreement. Upon the Senior Liability Repayment, and termination of any agreement between the Debtors and Senior Lender under which the Senior Lender is required to or may make loans or provide other financial accommodations, Senior Lender shall release its Lien on all Collateral and, on a best efforts basis and without assuming any liabilities to the Junior Creditors in connection therewith, transfer possession of the Collateral as is then in its possession to the Junior Creditors under the Junior Loan Documents together with appropriate endorsements or assignments as may be required for Junior Creditors to be perfected in such Collateral, all at the cost of Junior Creditors.

                17.4    [Intentionally Deleted.]

                17.5 This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia without regard to principles of conflict of laws.

                17.6 THE SENIOR LENDER AND EACH JUNIOR CREDITOR EACH HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (a) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (b) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                EACH JUNIOR CREDITOR AND THE SENIOR LENDER HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA AND THE STATE COURTS LOCATED IN ATLANTA, GEORGIA, OR, AT THE OPTION OF THE SENIOR LENDER, ANY COURT IN WHICH THE SENIOR LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY AND WHICH SITS IN A JURISDICTION IN WHICH ANY DEBTOR TRANSACTS BUSINESS SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH JUNIOR CREDITOR AND THE SENIOR LENDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING HEREFROM. EACH JUNIOR CREDITOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE NON-EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

                17.7 The provisions of this Agreement are solely for the purpose of defining the relative rights of the Junior Creditors and the Senior Lender and shall not, and shall not be deemed, to create any rights or priorities in favor of any other person or entity, including the Debtors.

                17.8 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement unless the consummation of the transactions contemplated hereby is materially adversely affected thereby.

                17.9 This Agreement and any amendments thereto may be executed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute one and the same instrument.

                17.10 The headings appearing in this Agreement have been inserted solely for reference and shall not affect the meaning or interpretation of any provision of this Agreement.

                17.11 This Agreement embodies the entire Agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                17.12   Junior Agent Purchase Option.

                        (a) Upon notice by the Senior Lender (each such notice, a "NOTICE OF PROPOSED TRANSFER") to the Junior Agent given in accordance with Section 17.12(b) hereof of the intent of the Senior Lender to at any time assign, transfer or grant participations in, all or any part of the Senior Liabilities (each such proposed assignment, transfer or participation referred to herein as a "PROPOSED TRANSFER"), the Junior Agent shall have the option (but shall be under no obligation to), which such option shall be exercised by delivery of notice by the Junior Agent to the Senior Lender (each such notice, a "PURCHASE NOTICE") given by a same day method (e.g. facsimile, electronic mail or personal delivery), to purchase all (but not less than all) of the portion of the Senior Liabilities that are proposed to be assigned, transferred or participated by the Senior Lender through a last out participation agreement entered into between Senior Lender and Junior Lenders, which agreement shall contain provisions customary in last out participation agreements and shall be in form and substance mutually satisfactory to the Senior Lender and the Junior Agent. Each Purchase Notice shall be irrevocable when given. If the Junior Agent does not deliver any such Purchase Notice within 10 days of the receipt by the Junior Agent of the applicable Notice of Proposed Transfer, the purchase right of the Junior Agent hereunder with respect to such Notice of Proposed Transfer shall expire and be of no force and effect.

                        (b) The Senior Lender shall deliver to the Junior Agent a Notice of Proposed Transfer prior to the proposed consummation of (or the entering into of any irrevocable agreement for the consummation of), each and every assignment, transfer or participation of all or any portion of the Senior Liabilities at any time on or hereafter. The Junior Agent may send to the Senior Lender a Purchase Notice within 10 days after the date of receipt by the Junior Agent of the applicable Notice of Proposed Transfer, in which event, the Senior Lender shall not consummate any assignment, transfer or participation of all or any portion of the Senior Liabilities, PROVIDED that, the purchase, sale and conversion with respect to the Senior Liabilities provided for in this Section 17.12(b) shall have closed within 30 days after the receipt by the Senior Lender of the Purchase Notice and the Senior Lender shall have received payment in full of the Senior Loans as provided for herein within such 30 day period.

                        (c) On the date specified by the Junior Agent in the Purchase Notice (which shall not be more than 30 days after the receipt by the Senior Lender of the Purchase Notice), the Senior Lender shall sell to the Junior Agent, and the Junior Agent shall purchase from the Senior Lender, the Senior Liabilities that are the subject of such Proposed Transfer through a last out participation agreement between the Senior Lender and the Junior Lenders, which agreement shall contain provisions customary in last out participation agreements and shall be in form and substance mutually satisfactory to the Senior Lender and the Junior Agent.

                        (d) Upon the date of such purchase and sale, the Junior Agent shall (a) pay to the Senior Lender as the purchase price therefor the principal amount (valued at par) of the Senior Liabilities then outstanding and unpaid that are the subject of such Proposed Transfer, together with all accrued and unpaid interest and fees, if any, relating to such Senior Liabilities (and, in the case of any Proposed Transfer of all Senior Liabilities under the Senior Credit Agreement, (i) pay any other fees and expenses, including reasonable attorneys' fees and legal expenses, that are then due and owing to the Senior Lender by any of the Debtors under the Senior Loan Documents, and (ii) furnish cash collateral to the Senior Lender in such amounts as required under the Senior Credit Agreement to cash collateralize outstanding Letter of Credit Liabilities in connection with any then issued and outstanding Letters of Credit until such Letters of Credit are cancelled or terminated). Such purchase price (and cash collateral, if applicable) shall be remitted by wire transfer in federal funds to such bank account of the Senior Lender as the Senior Lender may designate in writing to Junior Agent for such purpose. Interest on the Senior Liabilities that are the subject of such Proposed Transfer shall be calculated to but excluding the business day on which such purchase and sale shall occur if the amounts so paid by the Junior Agent to the bank account designated by the Senior Lender are received in such bank account prior to 2:00 p.m., Atlanta, Georgia time, and such interest shall otherwise be calculated to and including such business day if the amounts so paid by the Junior Agent to the bank account designated by the Senior Lender are received in such bank account later than 2:00 p.m., Atlanta, Georgia time.

                        (e) Such purchase and sale by the Senior Lender to the Junior Agent hereunder shall be expressly made without representation or warranty of any kind by the Senior Lender, except that the Senior Lender shall represent and warrant to the Junior Agent: (a) the amount of the Senior Liabilities that are the subject of such Proposed Transfer, (b) that Senior Lender owns the Senior Liabilities that are the subject of such purchase and sale hereunder free and clear of any Liens or encumbrances and (c) that such Senior Lender has the right to assign or grant participations in such Senior Liabilities (and Senior Loan Commitments, if applicable) and the assignment or participation is duly authorized by Senior Lender.






                    (Signatures Begin On The Following Pages)

        IN WITNESS WHEREOF, this Intercreditor, Subordination and Turnover Agreement has been duly executed by the parties hereto as of the date first above written.


                                        JUNIOR AGENT:


                                        /s/ William G. Miller
                                        ----------------------------------------
                                        William G. Miller


                                        SENIOR LENDER:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Senior Lender

                                        By:  /s/ Michael J. Romano
                                           -------------------------------------
                                        Name:  Michael J. Romano
                                        Title:  Vice President


Acknowledged and Agreed:

JUNIOR LENDER:


  /s/ William G. Miller
--------------------------------------------
William G. Miller, as the sole Junior Lender